                                                                     Exhibit 4.4

                                [Form of Cover]


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACTS OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN ANY
         MANNER EXCEPT IN COMPLIANCE WITH SECTION        OF THE CAPITALIZATION
         AGREEMENT DATED AS OF           , 1998 BETWEEN UGLY DUCKLING
         CORPORATION AND CYGNET FINANCIAL CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.


                CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A


NUMBER                       CYGNET FINANCIAL CORPORATION                 SHARES

P


                        This is to Certify that SPECIMEN

                                is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF THE CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A, PAR VALUE $.001 PER SHARE OF,


                          CYGNET FINANCIAL CORPORATION



issued under and subject to the Amended and Restated Certificate of Incorporation of the Corporation and a Certificate of Designations (copies of which are on file at the office of the Transfer Agent of the Corporation), to all the terms and conditions of which the said owner by accepting this Certificate expressly assents and agrees to be bound.




     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


     Dated:

                    Secretary                                          President




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                               [Form of Reverse]



                          CYGNET FINANCIAL CORPORATION



The Corporation is authorized to issue shares of common stock and shares of preferred stock, each with a par value of $.001. The preferred shares may be issued in one or more series. The Board of Directors is authorized to fix or alter the number of shares in each such series, and while each such series is wholly unissued, to fix or alter the dividend rights, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions); redemption price or prices, liquidation preferences, and the designation thereof.

                               [Form of Reverse]


                          CYGNET FINANCIAL CORPORATION


The Corporation is authorized to issue shares of common stock and shares of preferred stock, each with a par value of $.001. The preferred shares may be issued in one or more series. The Board of Directors is authorized to fix or alter the number of shares in each such series, and while each such series is wholly unissued, to fix or alter the dividend rights, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions); redemption price or prices, liquidation preferences, and the designation thereof.



     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by the Certificate of Designations, the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its principal executive offices.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- ____________________Custodian________________________
                               (Cust)                         (Minor)

     Act_______________________________________________________________________
                                       (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
     ______________________________

     ______________________________

                                   _____________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated: ________________________

                                    ____________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.